=================================================================
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                         March 26, 1999
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


            STARTEC GLOBAL COMMUNICATIONS CORPORATION
      ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


 Delaware                   000-23087              52-2099559
-----------------------------------------------------------------
(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)            Identification
Incorporation                                          No.)


10411 Motor City Drive Bethesda, Maryland              20817
-----------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:
                           301-365-8959
       ---------------------------------------------------


                          Not applicable
   ------------------------------------------------------------
   Former name or former address, if changed since last report)

=================================================================

Item 5.  Other Events

     On March 26, 1999 Startec Global Communications Corporation, a Maryland corporation ("Startec Maryland"), completed its reorganization into a Delaware holding company structure through a merger ("Merger") with and into a newly-formed subsidiary corporation, Startec Global Holding Corporation, a Delaware corporation ("Startec Delaware").

     Startec Delaware was the surviving corporation in the Merger. The Merger was effected pursuant to the Agreement and Plan of Merger dated June 30, 1998 by and between Startec Maryland and Startec Delaware (the "Merger Agreement"), which Merger Agreement was duly approved by the stockholders of Startec Maryland at their 1998 annual meeting. Simultaneously with the Merger, Startec Delaware's certificate of incorporation was amended to change its name to Startec Global Communications Corporation.

     In connection with the Merger and pursuant to the Merger Agreement, each outstanding share of Startec Maryland's common stock, par value $.01 per share, was automatically converted into one share of Startec Delaware common stock, par value $.01 per share ("Delaware Common Stock"), with the result that Startec Delaware, under its changed name of Startec Global Communications Corporation, is now the publicly held corporation and Startec Maryland has been merged out of existence by operation of law. The stockholders of Startec Maryland immediately prior to the Merger are the stockholders of Startec Delaware immediately after the Merger. Startec Delaware's common stock will continue to trade on the NASDAQ National Market under the symbol "STGC," the same trading symbol under which Startec Maryland's common stock traded.

     The conversion of shares of Startec Maryland common stock into Delaware Common Stock in the Merger occurred without the physical exchange of certificates. Accordingly, certificates formerly representing shares of Startec Maryland common stock are deemed to represent shares of Delaware Common Stock until any such certificates are submitted to Startec Delaware's transfer agent for transfer.


     The shares of Delaware Common Stock are deemed to be registered under Section 12(g) of the Securities Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

     The Proxy Statement/Prospectus dated July 1, 1998, which is part of the Registration Statement on Form S-4 (File No. 333-58321) originally filed on July 1, 1998, containing information regarding the Merger, is incorporated herein by reference as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------
2 Agreement and Plan of Merger dated as of June 30, 1998 by and between Startec Maryland and Startec Delaware.
     Incorporated by reference from Annex B to the Proxy
     Statement/Prospectus dated July 1, 1998, which forms part of the Registration Statement on Form S-4 (File No. 333-58321) filed on July 1, 1998.

3.1  Restated Certificate of Incorporation of Startec Delaware.
     Incorporated by reference from Annex C to the Proxy
     Statement/Prospectus dated July 1, 1998, which forms part of the Registration Statement on Form S-4 (File No. 333-58321) filed on July 1, 1998.

3.2  Bylaws of Startec Delaware.  Incorporated by reference from
     Annex D to the Proxy Statement/Prospectus dated July 1,
     1998, which forms part of the Registration Statement on Form
     S-4 (File No. 333-58321) filed on July 1, 1998.

99 Proxy Statement/Prospectus dated July 1, 1998, which forms part of the Registration Statement on Form S-4 (File No.
     333-58321) filed on July 1, 1998.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                   STARTEC GLOBAL COMMUNICATIONS CORPORATION

                    By:  /s/ PRABHAV V. MANIYAR
                         --------------------------------
                         Prabhav V. Maniyar
                         Senior Vice President and Chief
                         Financial Officer

Dated:    March 30, 1999

                          EXHIBIT INDEX


Exhibit                                                     Page
  No.     Description                                        No.
-------   ----------------------------------                -----

2         Agreement and Plan of Merger dated as of June
          30, 1998 by and between Startec Maryland and Startec Delaware. Incorporated by reference from Annex B to the Proxy
          Statement/Prospectus dated July 1, 1998, which forms part of the Registration
          Statement on Form S-4 (File No. 333-58321) filed on July 1, 1998.

3.1       Restated Certificate of Incorporation of
          Startec Delaware. Incorporated by reference from Annex C to the Proxy
          Statement/Prospectus dated July 1, 1998, which forms part of the Registration
          Statement on Form S-4 (File No. 333-58321) filed on July 1, 1998.

3.2 Bylaws of Startec Delaware. Incorporated by reference from Annex D to the Proxy
          Statement/Prospectus dated July 1, 1998, which forms part of the Registration
          Statement on Form S-4 (File No. 333-58321) filed on July 1, 1998.

99        Proxy Statement/Prospectus dated July 1,
          1998, which forms part of the Registration
          Statement on Form S-4 (File No. 333-58321) filed on July 1, 1998 is incorporated herein by reference.